UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 27, 2026

QUAINT OAK BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-52694	35-2293957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Knowles Avenue, Southampton, Pennsylvania	18966
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(215) 364-4059

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02         Results of Operations and Financial Condition

On October 27, 2026, Quaint Oak Bancorp, Inc. (the “Company”) reported its results of operations for the third quarter ended September 30, 2026.

For additional information, reference is made to the Company’s press release dated October 27, 2026, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be “filed” for any purpose except as otherwise provided herein.

Item 8.01        Other Events

The Company today announced that its Board of Directors (the “Board”) approved the repurchase or redemption of an aggregate principal amount not to exceed $5.0 million of the Company’s 11.00% Fixed Rate Senior Unsecured Notes due 2028 (the “Senior Unsecured Notes”) commencing on October 30, 2026 (the “2026 Program”). Under the 2026 Program, up to $5.1 million may be used to repurchase or redeem a portion of the Company’s Senior Unsecured Notes, together with accrued but unpaid interest thereon. Purchases may be made from time to time under the 2026 Program in open market transactions at prevailing market prices, in privately negotiated transactions or by other means in accordance with federal securities laws. The 2026 Program may be discontinued at any time at the discretion of the Board and does not commit the Company to repurchase or redeem any of its Senior Unsecured Notes. Purchases, if any, will be determined by management in its discretion and will depend upon a number of factors, including the Company’s capital position, liquidity, financial performance and alternate uses of capital, the market price of the Senior Unsecured Notes, general market and economic conditions, and applicable legal and regulatory requirements.

Item 9.01         Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

The following exhibits are included with this Report:

Exhibit Number	Description
99.1	Press release dated October 27, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUAINT OAK BANCORP, INC.

Date: October 27, 2026	By:	/s/ John J. Augustine
John J. Augustine
Executive Vice President and Chief Financial Officer

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